EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
I, Richard Falcone, Chief Executive Officer of Securus Technologies, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:
     (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RICHARD FALCONE
Richard Falcone
November 14, 2005	Chief Executive Officer